Profitable Growth & Shareholder Value Creation Steve Spooner CFO Exhibit 99.1

slide 2 Mitel | Confidential
Analyst Day (July 6/11) FLS/Safe Harbor
Forward Looking Statements
Some of the statements in this presentation, including the information regarding financial performance targets, are forward-looking statements within the meaning of applicable U.S. and Canadian securities laws. Statements that include the words "target," "outlook," "may,"
"will," "should," "could," "estimate," "continue," "expect," "intend," "plan," "predict," "potential," "believe," "project," "anticipate" and similar statements of a forward-looking nature, or the negatives of those statements, identify forward-looking statements. In particular, this presentation may contain forward-looking statements pertaining to, among other matters: our future economic performance, profitability and financial condition; general global economic conditions; our business strategy; plans and objectives for future operations; our industry and the growth in the markets in which we compete; the costs of operating as a public company; and our research and development expenditures. These forward-looking statements reflect currently available information or our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. In making these statements, we have made assumptions regarding, among other things:
No unforeseen changes occurring in the competitive landscape that would affect our industry generally or Mitel in particular:
A stable or recovering economic environment;
No significant event occurring outside the ordinary course of our business;
Stable foreign exchange and interest rates;
No asset impairments;
No material changes in effective tax rates; and
No negative impact from the implementation and execution of our new business strategies.
Actual events or Mitel's results, performance, financial position or achievements could differ materially from those contemplated, expressed or implied by such forward-looking statements as a result of various risks and uncertainties, including, without limitation:
Our ability to achieve or sustain profitability in the future;
Fluctuations in our quarterly and annual revenues and operating results;
Fluctuations in foreign exchange rates;
Current and ongoing global economic instability;
Intense competition;
Our reliance on channel partners for a significant component of our sales;
Our dependence upon a small number of outside contract manufacturers to manufacture our products;

slide 3 Mitel | Confidential
Analyst Day (July 6/11) FLS/Safe Harbor continued…
Our ability to successfully implement and achieve our business strategies; and
Our ability to realize our deferred tax assets
Additional risks are discussed under the heading "Risk Factors" in Mitel's Annual Report on Form 10-K, which has been filed with the U.S.
Securities and Exchange Commission on July 1, 2011, and filed with Canadian securities authorities on July 4, 2011.  Except as required by law, Mitel is under no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.
Non-GAAP Financial Measurements
To supplement our consolidated financial statements which have been prepared in accordance with United States generally accepted accounting principles ("U.S. GAAP"), Mitel uses non-GAAP measures of operating results, net income and income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period and comparative prior period U.S.
GAAP results are made with the intent of providing both management and investors a more complete understanding of Mitel's underlying operational results and trends and our marketplace performance. For example, the non-U.S. GAAP results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside of our core operating results. In addition, these adjusted non-U.S. GAAP results are among the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or diluted net income per share prepared in accordance with U.S. GAAP.
Adjusted EBITDA
Adjusted EBITDA is defined as consolidated net income (loss) before (1) interest expense, (2) income tax recovery, (3) amortization and depreciation, (4) foreign exchange gain (loss), (5) fair value adjustment on derivative instruments, (6) special charges and restructuring costs, (7) stock-based compensation, (8) gain (loss) on litigation settlement, and (9) debt retirement costs. For a reconciliation of Adjusted
EBITDA to net income, the most directly comparable U.S. GAAP measure, see attached "Reconciliation of Net Income to Adjusted EBITDA."
Adjusted EBITDA is not a measure calculated in accordance with U.S. GAAP. Adjusted EBITDA should not be considered as an alternative to net income, income from operations or any other measure of financial performance calculated and presented in accordance with U.S.
GAAP. We prepare Adjusted EBITDA to eliminate the impact of items that we do not consider indicative of our core operating performance.
We encourage you to evaluate these adjustments and the reasons we consider them appropriate, as well as the material limitations of non-
GAAP measures and the manner in which we compensate for those limitations. See "Selected Financial Data" in Mitel's Annual Report on
Form 10-K, which has been filed with the U.S. Securities and Exchange Commission July 1, 2011, and Canadian securities authorities on
July 4, 2011.

slide 4 Mitel | Confidential
Pillars of Mitel Shareholder Value Creation
Driving top line growth
Commitment to innovation
Expanding gross margins
Leverage in the operating model
Business simplification

slide 5 Mitel | Confidential
Driving Top Line Growth
Leveraging market share leadership in core markets
Deploying a proven go-to-market model in US region
Upgrading sales leadership
Recruiting/on-boarding mid-market channel
Focused strategies in emerging markets
Capitalizing on portfolio strengths
Enhancing our brand

slide 6 Mitel | Confidential
Commitment to Innovation
Freedom Architecture
Leadership in Virtualization
Single software stream
Common desktop portfolio
Portfolio focus
Leveraging best-of-breed partners

slide 7 Mitel | Confidential
Expanding Gross Margins
Mitel Strategy Should Drive Margin Accretion
Legacy platforms
Legacy sets
Legacy services
Historical Emerging/Future
Software platforms
IP sets
Software applications
Software assurance
FY 06 FY08 Target FY11
42% 47% 48% 51-53%

Leverage in the Operating Model
Continued Focus on Operational Excellence
Design cost reductions
Supply chain/back office
Outsourcing (IT, Finance, Sustaining R&D)
Facilities
Scale
Opex cost base track record
$
% revenue
$291M $249M
42% 38% 35-37%
*Opex defined as R&D and SG&A, excluding amortization of acquired intangibles, restructuring charges, stock-based charges and one-time items
FY08 Target FY11
slide 8 Mitel | Confidential

Long-Term Target Model – Mitel Communications Solutions
Key Metrics
Market Share
% virtualized
Software Mix
Growth Drivers
TDM to IP
Virtualization
Portfolio strength
GM% Drivers
Product/service
mix
Service Assurance
Software mix
Product cost
reduction
Op Margin Drivers
GM% expansion
Growth/scale
Improved
execution
FY11* Long-Term Target Model
Revenue/Growth Rate $485M 8-10%
Gross Margin 54% 56% - 58%
R&D 11% 9% - 10%
SG&A 23% 20% - 21%
Segment  Margin** 20% 27% - 29%
*FY11 preliminary, unaudited
**excluding corporate overheads
slide 9 Mitel | Confidential

FY11* Long-Term Target Model
Revenue/Growth Rate $80M 5-7%
Gross Margin 47% 48% - 49%
R&D nil nil
SG&A
22% 20% - 21%
Segment  Margin** 25% 27% - 29%
*FY11 preliminary, unaudited
**excluding corporate overheads
Key Metrics
# of customers
Monthly
Recurring
Revenue (MRR)
Growth Drivers
SIP Trunking
Hosted
Mobility
GM% Drivers
Migration to
bundled services
New service
offerings
Improved cost
management
Op Margin Drivers
GM% expansion
Growth/scale
Improved
execution
Long-Term Target Model – Mitel Network Solutions
slide 10 Mitel | Confidential

FY11* Long-Term Target Model
Revenue/Growth Rate $85M 3-5%
Gross Margin 15% 13% - 14%
R&D nil nil
SG&A
8% 8%
Segment  Margin** 7% 5% - 6%
*FY11 preliminary, unaudited
**excluding corporate overheads
Key Metrics
Revenue growth
GM%
Segment Margin
Growth Drivers
Core business
growth
New product
offerings
Op Margin Drivers
GM% expansion
Growth/scale
Improved
execution
Long-Term Target Model – Mitel DataNet/CommSource
slide 11 Mitel | Confidential
GM% Drivers
Product/service
mix
Supplier cost
negotiations

slide 12 Mitel | Confidential
FY11* Long-Term Target Model
Spend $ $58M
% revenue 9% 7-8%
*FY11 preliminary, unaudited
Scale/Critical Mass
Finance/Legal/IT
Facilities
Centers of
Excellence
Tools/Automation
1 ERP
Hosted Apps
Outsourcing
Simplification
Online Store
Licensing
Portfolio
Back-office
Long-Term Target Model – Corporate SG&A
Key Metrics
Spend % Revenue
Revenue/Head
Corporate % Total
Spend

slide 13 Mitel | Confidential
Long-Term Target Model – Mitel
FY09 FY10 FY11 Long-Term Target Model
Gross Margin 46.9% 48.4% 47.9% 51% - 53%
Operating
Expenses
39% 37% 38% 35% - 37%
R&D 8% 8% 8% 8% - 9%
SG&A
31% 29% 30% 27% - 28%
Operating Margin
8% 11% 10% 15% - 18%
Adjusted EBITDA
Margin
10% 14% 12% 17% - 19%
Tax Rate
- ~12%
Non-GAAP Net
Margin
4% 8% 6% 13% - 15%
Notes:
- Where relevant, metrics exclude one-time items, stock-based compensation and amortization of intangibles.
- Items may not sum due to rounding.
- Tax rate for FY09, FY10 , FY11 omitted as non-meaningful.

slide 14 Mitel | Confidential
Recap
Exciting Market Opportunity
–
We have not executed well of late
–
We are fixing our go-to-market model
Product Portfolio 2
nd
to None
Mitel’s Technology Vision… what customers are asking for
Simple Focused Structure
Clear Investment Priorities
Strengthened Leadership
Attractive, Achievable Target Operating Model

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MITEL
Simply Communicating®
freedom
one identity / software stream / solution
mitel.com
freedom
one identity / software stream / solution

MITEL
Simply Communicating

freedom
one identity / software stream / solution

Thank you
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